THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL
EQUIBUILDER
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
SUPPLEMENT DATED AUGUST 30, 2001
TO
PROSPECTUS
DATED MAY 1, 1991

          Effective August 29, 2001, The American Franklin Life Insurance Company ("American Franklin") is amending the prospectus for the sole purpose of announcing the acquisition of American Franklin's parent corporation.

          On page 5 of the prospectus, the section titled "The American Franklin Life Insurance Company" is deleted in its entirety and replaced with the following:

The American Franklin Life Insurance Company ("American Franklin") is a legal reserve stock life, accident and health insurance company organized under the laws of the State of Illinois in 1981. It is engaged in the writing of variable universal life insurance and variable annuities. American Franklin is presently authorized to write insurance in forty-six states, the District of Columbia and Puerto Rico. American Franklin's home office is located at #1 Franklin Square, Springfield, Illinois 62713.

American Franklin is an indirect wholly-owned subsidiary of American General Corporation ("American General"), 2929 Allen Parkway, Houston, Texas 77019-2155. American General is one of the largest diversified financial services organizations in the United States. It is a publicly held company whose stock is traded on the New York Stock Exchange.

On May 11, 2001, American General, a Texas corporation, American International Group, Inc. ("AIG"), a Delaware corporation and Washington Acquisition Corporation, a Texas corporation and a wholly-owned subsidiary of AIG, entered into an agreement pursuant to which American General would become a wholly-owned subsidiary of AIG (the "Transaction"). On August 15, 2001, the shareholders of American General voted to approve the Transaction. On August 29, 2001, the Transaction was completed. As a result of the Transaction, American Franklin is now an indirect, wholly-owned subsidiary of AIG.